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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 16, 2006
                                                        ------------------------


                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


            000-22903                                  38-2312018
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     (Commission File Number)                (IRS Employer Identification No.)


   525 E. Big Beaver Road, Suite 300, Troy, Michigan            48083
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       (Address of Principal Executive Offices)               (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On July 24, 2006, the Board of Directors of Syntel, Inc. (the "Company") increased the size of the Board from six to seven members. On August 16, 2006, the Company's Board of Directors elected James "Jim" Swayzee to the Board to the fill the vacancy created by the increase in the size of the Board of Directors. Mr. Swayzee has more than 30 years of experience in management consulting, business development, sales & marketing management, and innovation sourcing across Europe and the US. Most recently, he served as a partner in the Pharmaceutical and Medical Products practice at Accenture in New York. Prior to that, he spent 12 years in various management roles at Eli Lilly & Co., the last of which was as Director of Corporate Business Development, where he had responsibility for establishing new business ventures in Europe, Africa and the US. For the eight years preceding Eli Lilly, Mr. Swayzee provided was a management consultant with Booz, Allen & Hamilton in Paris and New York. Mr. Swayzee will stand for election to the Board of Directors with the other director nominees at the Company's 2007 Annual Shareholder Meeting.

Mr. Swayzee is not a party to any arrangement or understanding pursuant to which he was selected as a director, nor is Mr. Swayzee a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securites Exchange Act of 1934.

A copy of the press release issued by the Company announcing Mr. Swayzee's election to the Board is furnished as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    Exhibit
    Number

      99.1      Press Release dated August 21, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Syntel, Inc.
                               --------------------------------------------
                                        (Registrant)


Date   August 21, 2006         By  /s/ Daniel M. Moore
                                  ---------------------------------------------
                                  Daniel M. Moore, Chief Administrative Officer

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                                 EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------
  99.1            Press Release dated August 21, 2006.


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